UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-07838

American Select Porfolio Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)

800-677-3863
Registrant's telephone number, including area code

Date of fiscal year end: 8/31/07

Date of reporting period: 5/31/07

Schedule of INVESTMENTS May 31, 2007 (unaudited)
American Select Portfolio
Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)

(Percentages of each investment category relate to net assets)

U.S. Government Agency Mortgage-Backed Securities (b) – 3.4%
Fixed Rate – 3.4%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		$ 2,159,257	$ 2,216,713	$ 2,149,576
7.50%, 12/1/29, #C00896		303,606	298,358	317,910
Federal National Mortgage Association,
5.00%, 11/1/17, #657356		1,129,945	1,135,088	1,105,194
6.50%, 6/1/29, #252497		1,099,008	1,092,154	1,128,587
7.50%, 5/1/30, #535289		75,634	73,284	79,113
8.00%, 5/1/30, #538266		23,531	23,256	24,836
Total U.S. Government Agency Mortgage-Backed Securities			4,838,853	4,805,216

Corporate Note (c) – 3.7%
Fixed Rate – 3.7%
Stratus II, 6.56%, 12/31/11	12/28/00	5,000,000	5,000,000	5,121,500

Whole Loans and Participation Mortgages (c) (d) – 92.9%
Commercial Loans – 59.4%
12000 Aerospace, Clear Lake, TX, 5.43%, 1/1/10 (b)	12/22/04	5,109,814	5,109,814	5,063,993
ABC Conoco, Aspen, CO, 6.65%, 11/1/11 (b)	10/31/06	4,068,748	4,068,748	4,185,945
Best Buy, Fullerton, CA, 8.63%, 1/1/11	12/29/00	1,766,749	1,766,749	1,837,419
Cingular Wireless Building, Richardson, TX, 7.03%, 7/1/11 (b)	06/21/06	6,500,000	6,500,000	6,707,863
Clear Lake Central I, Webster, TX, 6.70%, 8/1/11 (b)	07/27/06	7,100,000	7,100,000	7,310,774
Gallery Row, Tucson, AZ, 11.88%, 10/1/11	09/07/06	500,000	500,000	505,541
George Gee Hummer, Liberty Lake, WA, 7.25%, 7/1/10 (b) (f)	06/30/05	2,125,000	2,125,000	2,209,408
George Gee Pontiac, Liberty Lake, WA, 7.25%, 7/1/10 (b) (f)	06/30/05	4,675,000	4,675,000	4,864,041
George Gee Pontiac II, Liberty Lake, WA, 7.78%, 7/1/10 (f)	09/14/06	750,000	750,000	787,500
George Gee Porsche, Liberty Lake, WA, 7.78%, 7/1/10 (b) (f)	09/14/06	2,500,000	2,500,000	2,625,000
Highland Park I, Scottsdale, AZ, 6.77%, 3/1/11	02/23/06	9,485,697	9,485,697	9,688,846
Highland Park II, Scottsdale, AZ, 9.88%, 3/1/11	02/23/06	1,199,270	1,199,270	1,042,667
Landmark Bank Center, Sarasota, FL, 5.85%, 7/1/09 (b)	10/01/04	4,647,598	4,647,598	4,656,717
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17	05/23/07	2,175,000	2,175,000	2,232,261
Northrop Grumman Campus I, Colorado Springs, CO, 8.50%, 12/1/08 (b) (e) (f)	11/15/05	5,700,000	5,700,000	5,814,000
Northrop Grumman Campus II, Colorado Springs, CO, 14.00%, 12/1/08 (f)	11/15/05	1,100,000	1,100,000	1,032,291
Oxford Mall, Oxford, MS, 9.25%, 10/1/07 (e) (f)	09/24/04	4,600,000	4,600,000	4,600,000
Peony Promenade, Plymouth, MN, 6.93%, 6/1/13 (b)	05/12/03	4,923,826	4,923,826	5,170,017
Point Plaza, Turnwater, WA, 8.43%, 1/1/11 (b)	04/19/04	5,987,947	5,987,947	6,029,641
Town Square #6, Olympia, WA, 7.40%, 9/1/12 (b)	08/02/02	3,810,657	3,810,657	4,001,190
Victory Packaging, Phoenix, AZ, 8.53%, 1/1/12 (b)	12/20/01	2,430,305	2,430,305	2,551,820
			81,155,611	82,916,934

Multifamily Loans – 33.5%
Blossom Corners Apartments I, Orlando, FL, 8.72%, 2/1/09 (e) (f)	01/19/06	3,750,000	3,750,000	3,825,000
Blossom Corners Apartments II, Orlando, FL, 14.88%, 2/1/09 (f)	01/19/06	450,000	450,000	407,025
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15 (b)	08/11/03	4,569,646	4,569,646	4,798,128
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	08/11/03	609,250	609,250	630,025
Centre Court, White Oaks and Green Acres Apartments, North Canton and Massilon, OH, 8.65%, 1/1/09 (b)	12/30/98	3,584,911	3,584,911	3,656,609
El Conquistador Apartments, Tucson, AZ, 7.65%, 4/1/09 (b)	03/24/99	2,625,162	2,625,162	2,677,665
Fountain Villas, Phoenix, AZ, 8.70%, 9/1/08 (e) (f)	08/08/05	1,825,000	1,825,000	1,825,000
Greenwood Residences, Milton, WA, 7.63%, 4/1/08 (b)	03/12/98	2,133,217	2,133,217	2,154,549
Hunters Meadow, Colorado Springs, CO, 7.80%, 8/1/12 (b)	07/02/02	6,060,280	6,060,280	4,511,347
Revere Apartments, Revere, MA, 6.28%, 5/1/09	04/22/99	1,696,858	1,696,858	1,705,402
RP Urban Partners, Oxnard, CA, 8.72%, 3/1/10 (e) (f)	02/23/05	5,000,000	5,000,000	5,100,000
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13 (b)	06/05/03	6,890,382	6,890,382	6,897,444
Woodstock Apartments I, Dallas, TX, 7.43%, 8/1/07 (e) (f) (g)	12/06/01	8,300,000	8,300,000	7,553,000
Woodstock Apartments II, Dallas, TX, 11.00%, 8/1/07 (f) (g)	12/06/01	1,000,000	1,000,000	910,000
			48,494,706	46,651,194

Total Whole Loans and Participation Mortgages			129,650,317	129,568,128

Preferred Stocks – 23.1%
Real Estate Investment Trusts – 23.1%
AMB Property, Series M (b)		8,700	222,285	216,804
AMB Property, Series O (b)		55,000	1,375,000	1,402,500
BRE Properties, Series C (b)		68,000	1,713,000	1,706,800
BRE Properties, Series D (b)		3,434	86,548	85,987
Developers Diversified Realty, Series H		13,437	338,536	340,628
Developers Diversified Realty, Series I		52,912	1,356,657	1,348,727
Duke Realty, Series L (b)		71,000	1,787,780	1,772,870
EastGroup Properties, Series D (h)		70,400	1,793,795	1,781,120
Equity Residential Properties, Series N		40,000	1,004,000	998,000
Health Care Properties, Series E (b)		3,510	90,207	88,312
Health Care Properties, Series F (b)		42,800	1,079,840	1,077,276
Hospitality Properties Trust, Series C (b)		120,000	2,964,000	2,952,000
HRPT Properties Trust, Series C (b)		50,000	1,250,000	1,268,500
PS Business Parks, Series H		30,000	744,036	751,800
PS Business Parks, Series I		16,000	388,272	397,440
PS Business Parks, Series M		22,210	554,629	561,247
Public Storage, Series E (b)		65,000	1,627,750	1,630,200
Public Storage, Series M (b)		68,000	1,700,000	1,675,520
Realty Income, Series D (b)		60,000	1,521,000	1,538,400
Realty Income, Series E (b)		49,500	1,247,400	1,239,975
Regency Centers, Series D (b)		5,888	151,779	148,142
Regency Centers, Series E (b)		64,000	1,592,900	1,574,003
UDR, Series G		120,000	3,000,000	3,000,000
Vornado Realty Trust, Series F (b)		60,000	1,491,563	1,510,200
Vornado Realty Trust, Series I (b)		6,000	139,500	147,480
Weingarten Realty Investors, Series F (b)		120,000	3,000,000	2,964,000
Total Preferred Stocks			32,220,477	32,177,931

Total Investments in Unaffiliated Securities			171,709,647	171,672,775

Short-Term Investment (i) – 3.9%
First American Prime Obligations Fund, Class Z		5,449,836	5,449,836	5,449,836

Total Investments in Securities (j) – 127.0%			$177,159,483	$177,122,611
Other Assets and Liabilities, Net – (27.0)%				(37,626,175)
Total Net Assets – 100.0%				$139,496,436

Notes to Schedule of Investments:

(a)
Security valuations for the fund’s investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions.  Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system.  When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors.  Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold.  If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.  Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value. Security valuations are performed once a week and at the end of each month.

The fund’s investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available.  These investments are valued at fair value according to procedures adopted by the fund’s board of directors.  Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a FAF Advisors, Inc. (“FAF Advisors”) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments.  The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month.  This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record.  Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly.  Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in a negotiation between the fund and third parties.

In accordance with the valuation procedures adopted by the fund’s board of directors, real estate acquired through foreclosure, if any, is valued at estimated market value, as determined by independent third party appraisals, less estimated selling costs. As material capital improvements are made to the property, new market value appraisals are obtained.

As of May 31, 2007, the fund held fair value securities with a value of $134,689,628 or 96.6% of net assets.

(b)	On May 31, 2007, securities valued at $113,438,336 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$ 4,677,378	5/9/07	5.37%	6/8/07	$ 16,047	(1)
11,500,000	5/1/07	6.20%	6/1/07	61,348	(2)
2,000,000	5/22/07	6.20%	6/1/07	3,442	(2)
4,000,000	5/29/07	6.20%	6/1/07	2,065	(2)
4,000,000	5/31/07	6.20%	6/1/07	688	(2)
11,435,000	5/9/07	6.02%	6/8/07	43,980	(3)
$37,612,378				$127,570

*		Interest rate as of May 31, 2007. Rate is based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:
(1)		Morgan Stanley:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $2,159,257 par
Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $303,606 par
Federal National Mortgage Association, 5.00%, 11/1/17, $1,129,945 par
Federal National Mortgage Association, 6.50%, 6/1/29, $1,099,008 par
Federal National Mortgage Association, 7.50%, 5/1/30, $75,634 par
Federal National Mortgage Association, 8.00%, 5/1/30, $23,531 par
(2)		Morgan Stanley:
12000 Aerospace, 5.43%, 1/1/10, $5,109,814 par
ABC Conoco, 6.65%, 11/1/11, $4,068,748 par
Briarhill Apartments I, 6.90%, 9/1/15, $4,569,646 par
Centre Court, White Oaks and Green Acres Apartments, 8.65%, 1/1/09, $3,584,911 par
Cingular Wireless Building, 7.03%, 7/1/11, $6,500,000 par
Clear Lake Central I, 6.70%, 8/1/11, $7,100,000 par
El Conquistador Apartments, 7.65%, 4/1/09, $2,625,162 par
George Gee Hummer, 7.25%, 7/1/10, $2,125,000 par
George Gee Pontiac, 7.25%, 7/1/10, $4,675,000 par
George Gee Porsche, 7.78%, 7/1/10, $2,500,000 par
Greenwood Residences, 7.63%, 4/1/08, $2,133,217 par
Hunters Meadow, 7.80%, 8/1/12, $6,060,280 par
Landmark Bank Center, 5.85%, 7/1/09, $4,647,598 par
Northrop Grumman Campus I, 8.50%, 12/1/08, $5,700,000 par
Peony Promenade, 6.93%, 6/1/13, $4,923,826 par
Point Plaza, 8.43%, 1/1/11, $5,987,947 par
Sheridan Pond Apartments, 6.43%, 7/1/13, $6,890,382 par
Town Square #6, 7.40%, 9/1/12, $3,810,657 par
Victory Packaging, 8.53%, 1/1/12, $2,430,305 par
(3)		Dresdner Bank:
AMB Property, Series M, 8,700 shares
AMB Property, Series O, 55,000 shares
BRE Properties, Series C, 68,000 shares
BRE Properties, Series D, 3,434 shares
Duke Realty, Series L, 71,000 shares
Health Care Properties, Series E, 3,510 shares
Health Care Properties, Series F, 32,800 shares
Hospitality Properties, Series C, 120,000 shares
HRPT Properties Trust, Series C, 50,000 shares
Public Storage, Series E, 65,000 shares
Public Storage, Series M, 68,000 shares
Realty Income, Series D, 60,000 shares
Realty Income, Series E, 49,500 shares
Regency Centers, Series D, 5,888 shares
Regency Centers, Series E, 64,000 shares
Vornado Realty Trust, Series F, 60,000 shares
Vornado Realty Trust, Series I, 6,000 shares
Weingarten Realty Investors, Series F, 120,000 shares

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $60,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $60,000,000 lending commitment.

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $10,000,000 using preferred stock as collateral. The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $10,000,000 lending commitment.

(c)
Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures.  See note (a) above.

(d)		Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on May 31, 2007.

(e)		Variable Rate Security – The rate shown is the net coupon rate in effect on May 31, 2007.

(f)
Interest only - Represents securities that entitle holders to receive only interest payments on the mortgage.  Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of May 31, 2007.

(g)		Loan not current on interest and/or principal payments.

(h)		This security has been purchased on a when-issued basis. On May 31, 2007, the total cost of the security purchased on a when-issued basis was $715,145.

(i)		Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

(j)		On May 31, 2007, the cost of investments in securities was $177,159,483. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost, were as follows:
	Gross unrealized appreciation	$ 2,919,855
	Gross unrealized depreciation	(2,956,727)
	Net unrealized depreciation	$ (36,872)

Item 2—Controls and Procedures

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits

Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Select Portfolio Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: July 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date:  July 24, 2007

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date:  July 24, 2007